Exhibit 10.4

SHAREHOLDER’S AND REGISTRATION RIGHTS AGREEMENT

BY AND AMONG

MSGE SPINCO, INC.

(TO BE RENAMED MADISON SQUARE GARDEN ENTERTAINMENT CORP.)

AND

MADISON SQUARE GARDEN ENTERTAINMENT CORP.

(TO BE RENAMED SPHERE ENTERTAINMENT CO.)

SHAREHOLDER’S AND REGISTRATION RIGHTS AGREEMENT

Shareholder’s and Registration Rights Agreement (this “Agreement”) dated as of March 29, 2023 (but effective as provided in Section 12(k)), by and among MSGE Spinco, Inc. (to be renamed Madison Square Garden Entertainment Corp.), a Delaware corporation (the “Company”), and Madison Square Garden Entertainment Corp. (to be renamed Sphere Entertainment Co.) (the “Shareholder” or “MSGE” and, together with its subsidiaries, “Initial Sphere Entertainment Holders”), a Delaware corporation. Certain capitalized terms used in this Agreement are defined in Annex A hereto.

WITNESSETH:

WHEREAS, as of the date of this Agreement, the Company is a wholly owned subsidiary of MSGE;

WHEREAS, MSGE intends to distribute approximately 67% of the outstanding shares of common stock of the Company to the holders of MSGE common stock (the “Distribution”). The Distribution will take the form of a distribution of shares of the Company’s Class A Common Stock, $.01 par value (the “Class A Common Stock”), to the holders of Class A Common Stock of MSGE and shares of the Company’s Class B Common Stock, $.01 par value (the “Class B Common Stock”), to the holders of Class B Common Stock of MSGE;

WHEREAS, following the Distribution, the Shareholder intends to retain approximately 33% of the outstanding common stock of the Company, which will be shares of Class A Common Stock;

WHEREAS, the Company and the Shareholder wish to provide for certain registration rights and other benefits and restrictions applicable to the Shares owned by the Shareholder, its subsidiaries and the Transferees (collectively, the “Sphere Entertainment Holders” and each, a “Sphere Entertainment Holder” and, together with any Qualifying Creditors, the “Sphere Entertainment Parties”) following the Distribution, all as provided herein; and

WHEREAS, the Shareholder desires to grant the Company a proxy to vote the Shares in proportion to the votes cast by the Company’s other holders of Class A Common Stock, subject to the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, the parties hereby agree as follows:

ARTICLE I

REGISTRATION RIGHTS

1.    Demand Registration by the Sphere Entertainment Parties of the Shares.

(a)    Demand Registration. One or more of the Sphere Entertainment Parties may request in writing that the Company file a registration statement on an appropriate form for the general registration of securities under the Securities Act, and include therein such number of the Shares owned by such Sphere Entertainment Party as such Sphere Entertainment Party may specify in its written request; provided, however, that (i) the Company shall not be required to file a registration statement pursuant to this Section 1 if (x) the Shares requested to be so registered do not, in the case of a Sphere Entertainment Holder, together with any Shares timely requested to be registered by other

Sphere Entertainment Holders pursuant to the fourth-to-last sentence of this Section 1(a), have an aggregate Market Price exceeding the Rule 144 Threshold as of the Trading Day immediately preceding the expiration of the applicable Notice Period under such sentence or, in the case of a Qualifying Creditor, do not have an aggregate Market Price exceeding the Rule 144 Threshold as of the Trading Day immediately preceding the date on which the request for registration is received by the Company, or (y) the Company delivers to each Sphere Entertainment Party requesting registration under this Section 1 an opinion of counsel to the Company (such opinion and such counsel to be reasonably acceptable to each such Sphere Entertainment Party, it being agreed that the Company’s regular outside securities counsel shall be deemed to be reasonably acceptable counsel for this purpose) to the effect that the Shares proposed to be registered by such person may be offered and sold by such person to the public in the United States together with the Shares requested to be registered by all other Sphere Entertainment Parties (I) without registration pursuant to an effective registration statement under the Securities Act and (II) within the volume limitations under Rule 144(e) promulgated under the Securities Act (or any successor rule or regulation) whether or not such volume limitations are then applicable, (ii) subject to the next sentence, the Sphere Entertainment Holders shall in the aggregate have the right on only five occasions to require the Company to file a registration statement pursuant to this Section 1, and (iii) subject to the next sentence, a Qualifying Creditor may require registration only following the exercise of its remedies under a security agreement with a Sphere Entertainment Holder and for the purpose of Transferring Shares pursuant thereto and each Qualifying Creditor may only require one registration hereunder. The total number of demand registrations under clauses (ii) and (iii) of the immediately preceding sentence shall not exceed five. All requests made pursuant to this paragraph shall specify the aggregate number of Shares to be registered and the intended methods of disposition thereof, which methods may include an underwritten public offering, exchange offer or pro-rata distribution. Upon receipt of a written request for registration from a Sphere Entertainment Holder pursuant to the preceding sentences, the Company shall promptly give written notice of the proposed registration to each such other Sphere Entertainment Holder and provide each such other holder with the opportunity to join in such request by written notice to the Company specifying the aggregate number of Shares to be registered by such holder within 20 days from the date of the Company’s written notice (such period is referred to as the “Notice Period”). Subject to Section 1(c) of this Agreement, the Company will use its reasonable best efforts to ensure that each registration statement required to be filed pursuant to this Section 1 shall be filed with the Securities and Exchange Commission (the “Commission”) as promptly as reasonably practicable, but no later than 45 days after receipt of such request by the Company, and the Company shall use its reasonable best efforts to cause such registration statement to be declared effective by the Commission as promptly thereafter as practicable; provided, however, that the Company shall not be required to maintain such effectiveness for more than 90 days. No registration shall be deemed to have been effective if the conditions to closing specified in the underwriting agreement or dealer manager agreement, if any, entered into in connection with such registration are not satisfied by reason of a wrongful act, misrepresentation or breach of such applicable underwriting agreement or dealer manager agreement by the Company. Notwithstanding the Company’s rights to effect a Suspension of Filing or Suspension of Effectiveness in Section 1(c), the Sphere

Entertainment Parties that made the registration request under this Section 1(a) shall have the right to withdraw any such request, and such withdrawn request shall not count as a demand registration under clause (ii) or (iii) of this Section 1(a), if (1) the registration statement required to be filed pursuant to this Section 1 is not filed with the Commission by the date that is 45 days after such request is received by the Company and has not at the time of such withdrawal been filed with the Commission, or is not declared effective by the date that is 90 days after the date such registration statement is filed with the Commission and has not at the time of such withdrawal been declared effective, and (2) in either case, such Sphere Entertainment Parties notify the Company of the withdrawal of such request no later than 10 days after such 45th or 90th day, as the case may be.

(b)    Concurrent Primary Offering. Anything in this Section 1 to the contrary notwithstanding, if the Company at the time of receipt of a request for registration pursuant to this Section 1 has a bona fide intent and plan to file a registration statement (other than on Form S-4 or S-8 or any successor forms) covering a primary offering by the Company of its Common Equity Securities, the Company, by notice to the applicable Sphere Entertainment Parties, may delay the filing (but not the preparation) of the requested registration statement for a period ending on the earlier of (i) 60 days after the closing of such offering or (ii) 120 days after receipt of the request for registration; and, provided, further, if the Company either abandons its plan to file such registration statement or does not file the same within 75 days after receipt of such request, the Company shall promptly thereafter file the requested registration statement. The Company may not, pursuant to the immediately preceding sentence, delay the filing of a requested registration statement more than once during any two-year period.

(c)    Suspension of Offering. Upon notice by the Company to any Sphere Entertainment Party which has requested registration under this Section 1 that a negotiation or consummation of a transaction by the Company or any of its subsidiaries is pending or an event has occurred, which negotiation, consummation or event would require disclosure in the registration statement for the requested registration and such disclosure would, in the good faith judgment of the board of directors of the Company, be materially adverse to the business interests of the Company, and the nondisclosure of which in the registration statement would reasonably be expected to cause the registration statement to fail to comply with applicable disclosure requirements (a “Materiality Notice”), the Company may delay the filing (but not the preparation) of such registration statement (a “Suspension of Filing”). Upon the delivery of a Materiality Notice by the Company pursuant to the preceding sentence at any time when a registration statement has been filed but not declared effective, the Company may delay seeking the effectiveness of such registration statement (a “Suspension of Effectiveness”), and each Sphere Entertainment Party named therein shall immediately discontinue any offers of Shares under such registration statement until such Sphere Entertainment Party receives copies of a supplemented or amended prospectus that corrects such misstatement or omission, or until it is advised in writing by the Company that offers under such registration statement may be resumed and has received copies of any additional or supplemental filings which are incorporated by reference in such registration statement. Upon the delivery of a Materiality Notice by the Company pursuant to the first sentence of this Section 1(c) at any time when a registration statement has been filed and declared effective, each Sphere Entertainment Party named therein shall immediately discontinue offers and sales of Shares under such registration statement until such Sphere Entertainment Party receives copies of a supplemented or amended prospectus that corrects such misstatement or omission and notice that any post-effective amendment has become effective, or until it is advised in writing by the Company that offers under such registration statement may be resumed and has received copies of any additional or supplemental filings which are incorporated by reference in the registration statement (a “Suspension of Offering;” a Suspension of Filing, a Suspension of Effectiveness and a Suspension of Offering are collectively referred to herein as, “Suspensions”). If so directed by the Company, each Sphere Entertainment Party will deliver to the Company all copies (other than permanent file copies then in such Sphere Entertainment Party’s possession) of any prospectus covering Shares in the possession of such Sphere Entertainment Party or its agents current at the time of receipt of any Materiality Notice. In any 12-month period, the aggregate time of all Suspensions shall not, without the consent of a majority of the Sphere Entertainment Holders (by number of Shares held), which consent shall not be unreasonably withheld, exceed 180 days. If interrupted by a Suspension of Offering, any 90-day period in respect of which the Company is required to maintain the effectiveness of a registration statement pursuant to Section 1(a) of this Agreement shall be extended by the number of days during which the Suspension of Offering was in effect. In the event of any Suspension of Offering of more than 30 days in duration prior to which the Sphere Entertainment Parties have sold less than 75% of the Shares to be sold in such offering, the Sphere Entertainment Parties shall be entitled to withdraw such registration prior to the later of (i) the end of the Suspension of Offering and (ii) three business days after the Company has provided the Sphere Entertainment

Parties written notice of the anticipated date on which the Suspension of Offering will end, and, if such registration is withdrawn, the related demand for registration shall not count for the purposes of the limitations set forth under clauses (ii) and (iii) of Section 1(a).

(d)    Market Price; Trading Day. For purposes of this Section 1:

(i)    “Market Price” of a share of Class A Common Stock shall mean the weighted average of the closing prices for the Class A Common Stock on each Trading Day (as defined below) in the 30-day period ending on the day prior to the date of determination as reported in the consolidated transaction reporting system of the New York Stock Exchange or on the comparable reporting system of such other exchange or trading system that is at the time the principal market for the Class A Common Stock.

(ii)    “Trading Day” shall mean any day on which trading takes place on the New York Stock Exchange or such other exchange or trading system that is at the time the principal market for the Class A Common Stock.

2.    Coordination of Piggyback Registration Rights.

The Shareholder hereby acknowledges and consents, on behalf of itself and each Sphere Entertainment Party, to the grant by the Company to the Children Trust Holders (as defined in the Dolan Children Trusts Registration Rights Agreement) and the Dolan Family Holders (as defined in the Dolan Family Affiliates Registration Rights Agreement) (together with the Children Trust Holders, hereinafter referred to in this Agreement as the “Other Holders”), in the Dolan Children Trusts Registration Rights Agreement and the Dolan Family Affiliates Registration Rights Agreement (collectively, the “Dolan Registration Rights Agreements”), respectively, of the right of the Other Holders to include certain of their respective shares of Class A Common Stock in certain registration statements filed pursuant hereto. Each of the Sphere Entertainment Parties further acknowledges and agrees that if any offering upon the demand registration by any Sphere Entertainment Party under Section 1 is to be underwritten and if the managing underwriter or underwriters of such offering informs such person in writing that the number of shares of Class A Common Stock which the Sphere Entertainment Parties and the Other Holders, as the case may be, intend to include in such offering is sufficiently large so as to affect the offering price of such offering materially and adversely, then the Sphere Entertainment Parties shall have priority with respect to the number of shares of Class A Common Stock to be offered in such offering and the respective number of shares of Class A Common Stock to be offered for the account of each Other Holder who is participating in such offering shall be reduced pro rata with the Other Holders participating in such offering to the extent necessary to reduce the total number of shares of Class A Common Stock to be included in such offering to the number recommended by such managing underwriter before any shares to be offered for the account of the Sphere Entertainment Parties are reduced, which reduction shall be on a pro rata basis among the Sphere Entertainment Parties participating in such offering. Except for such piggyback registration rights granted to the Sphere Entertainment Holders and Other Holders and to any transferee of the shares of Class A Common Stock owned by an Other Holder which may be registered pursuant to the applicable Dolan Registration Rights Agreement, neither the Company nor any of its security holders shall have the right to include any of the Company’s securities in any registration statement filed pursuant hereto.

3.    Piggyback Registration of the Shares.

(a)    If the Company proposes to file a registration statement under the Securities Act with respect to an offering (a) by an Other Holder of its holdings of Class A Common Stock pursuant to the applicable Dolan Registration Rights Agreement, (b) by any other holder of any Common Equity Securities or (c) by the Company for its own account of any Common Equity Securities, other than (i) a registration statement on Form S-4 or S-8, or any successor form or a form filed in connection with an exchange offer, (ii) in connection with an offering of securities solely to the existing shareholders of the Company, (iii) any form of registration statement that does not include substantially the same information, other than information relating to the selling holders or their plan of distribution, as would be required to be included in a registration statement covering the sale of the Shares, (iv) in connection with any dividend reinvestment or similar plan, (v) for the sole purpose of offering securities to another entity or its security holders in connection with the acquisition of assets or securities of such entity or any similar transaction, or (vi) a registration in which the only common stock of the Company being registered is common stock issuable upon conversion of debt securities that are also being registered, the Company shall give written notice of such proposed filing to each of the Sphere Entertainment Holders at least 20 days before the anticipated filing date which shall state whether such registration will be in connection with an underwritten offering and offer such Sphere Entertainment Holders the opportunity to include in such registration statement such number of the Shares as such Sphere Entertainment Holder may request not later than three days prior to the anticipated filing date. The Company shall use its reasonable best efforts to cause the managing underwriter or underwriters of a proposed underwritten offering to permit such Sphere Entertainment Holders to be included in the registration for such offering and to include such Shares in such offering on the same terms and conditions as the Common Equity Securities included in such offering. If such proposed offering is to be underwritten, then upon request by the managing underwriter or underwriters given to such Sphere Entertainment Holders prior to the effective date of the offering, any Sphere Entertainment Holder electing to have Shares included in the registration statement shall either enter into underwriting agreements with customary terms and conditions for a secondary offering with such underwriter or underwriters providing for the inclusion of such number of the Shares owned by such Sphere Entertainment Holder in such offering on such terms and conditions or, if such Sphere Entertainment Holder shall refuse to enter into any such agreement, the Company shall have the right to exclude from such registration all (but not less than all) of the Shares of such Sphere Entertainment Holder. Notwithstanding the foregoing, (x) in no event will any Sphere Entertainment Holder be required in such underwriting agreement (or in any other agreement in connection with such offering) to (i) make any representations or warranties to or agreements with the underwriters other than representations, warranties or agreements customarily made by selling security holders in underwritten secondary offerings, (ii) make any representations or warranties to or agreements with the Company other than representations, warranties or agreements regarding such Sphere Entertainment Holders, the ownership of such Sphere Entertainment Holder’s Common Equity Securities, the authorization, validity and binding effect of transaction documents executed by such Sphere Entertainment Holder in connection with such registration and such Sphere Entertainment Holder’s intended method or methods of distribution and any other representation required by law; provided that no Sphere Entertainment Holder shall be required to make any representation or warranty to any person covered by the indemnity in Section 7(b) other than on a several (and not joint) basis, or (iii) furnish any indemnity to any person which is broader than the indemnity customarily furnished by selling security holders in underwritten offerings; provided that no Sphere Entertainment Holder shall be required to furnish any indemnity broader than the indemnity furnished by such Sphere Entertainment Holder in Section 7(b) to any person covered by the indemnity in Section 7(b), and (y) if the managing underwriter or underwriters of such offering informs the Sphere Entertainment Holders in writing that the number of Shares which the Sphere Entertainment Holders and the number of Shares which the Other Holders intend to include in such offering is sufficiently large so as to affect materially and adversely the success of such offering, the Shares to be offered for the account of the Sphere Entertainment Holders, the Other Holders and the other applicable holders of any Common Equity Securities shall first be reduced pro rata to the extent necessary to reduce the total number of shares of Class A Common Stock to be included in such offering to the number recommended by such managing underwriter. In giving effect to the foregoing reduction, the respective number of the Shares to be offered for the account of Sphere Entertainment Holders shall be reduced pro rata.

(b)    Each Sphere Entertainment Holder shall be permitted to withdraw all or part of such Sphere Entertainment Holder’s Shares from a piggyback registration at any time prior to the effective date thereof.

(c)    After a Sphere Entertainment Holder has been notified of its opportunity to include Shares in a piggyback registration, such Sphere Entertainment Holder (i) shall treat the Offering Confidential Information as confidential information, (ii) shall not use any Offering Confidential Information for any purpose other than to evaluate whether to include its Shares (or other shares of the common stock of the Company) in such piggyback registration and (iii) shall not disclose any Offering Confidential Information to any person other than such of its agents, employees, advisors and counsel as have a need to know such Offering Confidential Information, and to cause such agents, employees, advisors and counsel to comply with the requirements of this Section 3(c); provided, that any such Sphere Entertainment Holder may disclose Offering Confidential Information if such disclosure is required by legal process, but such Sphere Entertainment Holder shall cooperate with the Company to limit the extent of such disclosure through protective order or otherwise, and to seek confidential treatment of the Offering Confidential Information.

4.    Holdback Agreements.

(a)    Restrictions on Public Sale by Sphere Entertainment Parties. To the extent not inconsistent with applicable law, the Shareholder, on behalf of itself and each Sphere Entertainment Party, agrees not to offer publicly or effect any public sale or distribution of Common Equity Securities, including a sale pursuant to Rule 144 under the Securities Act (or any successor rule or regulation), during the seven days prior to, and during the 90-day period beginning on, the effective date of any registration statement filed by the Company pursuant to which any such shares or securities are being registered (except as part of such registration), if and to the extent requested by the Company in the case of a non-underwritten public offering, exchange offer or pro-rata distribution, or if and to the extent requested by the managing underwriter or underwriters in the case of an underwritten public offering or by the managing dealer manager or dealer managers in the case of an exchange offer.

(b)    Restrictions on Public Sale by the Company and Others. The Company agrees (i) that during the seven days prior to, and during the 90-day period beginning on, the effective date of any registration statement filed at the request of a Sphere Entertainment Party pursuant hereto, the Company will not offer publicly or effect any public sale or distribution of Common Equity Securities (other than any such sale or distribution of such securities in connection with any merger or consolidation of the Company or any subsidiary with, or the acquisition by the Company or a subsidiary of the capital stock or substantially all of the assets of, any other person or any offer or sale of such securities pursuant to a registration statement on Form S-8), and (ii) that any agreement entered into after the date of this Agreement pursuant to which the Company issues or agrees to issue any privately placed Common Equity Securities shall contain a provision under which holders of such securities agree not to effect any public sale or distribution of any such securities during the periods described in (i) above, in each case including a sale pursuant to Rule 144 (or any successor rule or regulation) under the Securities Act (except as part of any such registration, if permitted).

5.    Registration Procedures.

In connection with any registration of the Shares owned by a Sphere Entertainment Party contemplated hereby, the Company will as expeditiously as possible

(a)    Furnish to such Sphere Entertainment Party, prior to filing a registration statement, copies of such registration statement as proposed to be filed, and thereafter such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto), the prospectus included in such registration statement (including each preliminary prospectus) and such other documents in such quantities as such Sphere Entertainment Party may reasonably request from time to time in order to facilitate the disposition of the Shares.

(b)    Use its reasonable best efforts to register or qualify the Shares being registered as contemplated hereby (the “Registered Class A”) under such other securities or blue sky laws of such jurisdictions as such Sphere Entertainment Party reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such Sphere Entertainment Party to consummate the disposition in such jurisdictions of the Registered Class A; provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (b), (ii) subject itself to taxation in any such jurisdiction, or (iii) consent to general service of process in any such jurisdiction.

(c)    Use its reasonable best efforts to cause the Registered Class A to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable such Sphere Entertainment Party to consummate the disposition of such Registered Class A.

(d)    Notify such Sphere Entertainment Party at any time, (i) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to a registration statement or related prospectus or for additional information, (ii) of the issuance by the Commission of any stop order suspending the effectiveness of a registration statement or the initiation of any proceedings for that purpose, (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registered Class A for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, and (iv) when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and, except as otherwise provided in Section 1(c) hereof, the Company will, as expeditiously as practicable, prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registered Class A, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

(e)    Use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of a registration statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registered Class A for sale in any jurisdiction at the earliest date reasonably practical.

(f)    Cause all such Registered Class A to be listed on the New York Stock Exchange or on any other securities exchange on which the Class A Common Stock is then listed, provided that the applicable listing requirements are satisfied.

(g)    Enter into customary agreements (including an underwriting agreement in customary form) and take such other actions as are reasonably requested by the relevant Sphere Entertainment Party in order to expedite or facilitate the disposition of the Registered Class A.

(h)    Make available for inspection by such Sphere Entertainment Party, any underwriter or dealer manager participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by such Sphere Entertainment Party or such underwriter or dealer manager (collectively, the “Inspectors”), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the “Records”) as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the officers, directors and employees of the Company to supply all information reasonably requested by any such Inspector in connection with such registration statement. Records which the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in the registration statement or (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction. Any Sphere Entertainment Party shall use reasonable best efforts, prior to any disclosure by any such Inspector under clause (i) of the preceding sentence, to inform the Company that such disclosure is necessary to avoid or correct a misstatement or omission in the registration statement. Each Sphere Entertainment Party further agrees that it will, upon learning that disclosure of Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the expense of the Company, to undertake appropriate action to prevent disclosure of the Records deemed confidential.

(i)    In the event such sale is pursuant to an underwritten offering or exchange offer, use its reasonable best efforts to (i) obtain a comfort letter from the independent public accountants for the Company in customary form and covering such matters of the type customarily covered by such letters as any Sphere Entertainment Party reasonably requests and (ii) ensure that (A) the representations, warranties and covenants contained in the applicable underwriting agreement, dealer manager agreement or distribution agreement shall expressly be for the benefit of any Sphere Entertainment Party participating in such sale, (B) the conditions to closing in said underwriting agreement or dealer managers agreement shall be reasonably satisfactory to such Sphere Entertainment Party and (C) to the extent customary, all comfort letters and opinions of counsel contemplated by said underwriting agreement or dealer manager agreement are delivered to such Sphere Entertainment Party on the closing date of the offering.

(j)    In the case of an exchange offer that does not involve a dealer manager or a pro-rata distribution, provide to each participating Sphere Entertainment Party such customary written representations and warranties or other covenants or agreements as may be requested by any participating Sphere Entertainment Party comparable to those that would be included in an underwriting agreement, dealer manager agreement or distribution agreement.

(k)    Otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission and have the registration statement declared effective as soon as practicable after filing.

The Company may require any Sphere Entertainment Party to furnish to the Company such information regarding such Sphere Entertainment Party as the Company may from time to time reasonably request in writing, in each case only as required by the Securities Act or the rules and regulations thereunder.

Each Sphere Entertainment Party agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5(d) hereof, such Sphere Entertainment Party will forthwith discontinue disposition of the Registered Class A pursuant to the registration statement covering such Registered Class A until such Sphere Entertainment Party receives the copies of the supplemented or amended prospectus contemplated by Section 5(d) hereof, and, if so directed by the Company, such Sphere Entertainment Party will deliver to the Company (at the expense of the Company) all copies, other than permanent file copies then in such Sphere Entertainment Party’s possession, of the prospectus covering such Registered Class A current at the time of receipt of such notice. If interrupted by receipt of any such notice pursuant to Section 5(d), any 90-day period in respect of which the Company is required to maintain the effectiveness of a registration statement pursuant to Section 1(a) shall be extended by the number of days during which the interruption was in effect.

6.    Registration Expenses.

Other than in the case of (a) a registration at the request of a Qualifying Creditor or (b) a demand registration under Section 1(a)(ii) after the second such registration (each registration referred to in clause (a) or (b), a “Designated Registration”), all expenses incident to the performance of or compliance with this Agreement by the Company, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registered Class A), printing expenses, messenger and delivery expenses, internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the fees and expenses incurred in connection with the listing of the Registered Class A on the New York Stock Exchange or any other securities exchange on which such Class A Common Stock is then listed, fees and disbursements of counsel for the Company and its independent certified public accountants (including the expenses of any special audit or comfort letters required by or incident to such performance), securities acts liability insurance (if the Company elects to obtain such insurance), the fees and expenses of any special experts retained by the Company in connection with such registration, the fees and expenses of other persons retained by the Company, including transfer agents, trustees, depositories and registrars (all such expenses being herein called “Registration Expenses”), will be borne by the Company. In the case of a Designated Registration, all Registration Expenses other than internal expenses of the Company and securities acts liability insurance obtained by the Company at its election, shall be borne by the Qualifying Creditor or the Sphere

Entertainment Holders participating in the offering, as the case may be. The Company will not have any responsibility for any of the expenses of any Sphere Entertainment Party incurred in connection with any registration statement hereunder, including, without limitation, underwriting discounts or commissions or dealer manager fees attributable to the sale or other disposition of Registered Class A and fees and expenses of counsel for such Sphere Entertainment Party.

7.    Indemnification; Contribution.

(a)    Indemnification by the Company. The Company agrees to indemnify and hold harmless, to the fullest extent permitted by law, (i) each Sphere Entertainment Party, (ii) the directors, officers, partners, employees, agents, beneficiaries, trustees, members and affiliates of each Sphere Entertainment Party, and the directors, officers, partners, employees and agents of each such affiliate, and (iii) each person who controls any of the foregoing (within the meaning of the Securities Act and the Exchange Act), against any and all losses, claims, damages, liabilities, expenses (or actions or proceedings in respect thereof) or costs (including, without limitation, costs of investigation and reasonable attorneys’ fees and disbursements incurred by any such indemnified person in connection with enforcing its rights hereunder preparing, pursuing or defending any such loss, claim, damage, liability, expense, action or proceeding), including any of the foregoing incurred in settlement of any litigation commenced or threatened (collectively, “Losses”), joint or several, based upon or arising out of (x) any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus, preliminary prospectus, summary prospectus or amendment or supplement thereto, (y) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading, or (z) any violation by the Company of any federal, state or common law rule or regulation applicable to the Company in connection with such registration, and the Company will reimburse each such indemnified party for any such Loss, except in each case insofar as any such Loss arises out of or is based upon an untrue statement or omission made in any such registration statement, prospectus, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement, or a violation of law or regulation in reliance upon and in conformity with written information furnished to the Company by such indemnified party expressly for use in the preparation thereof, it being understood that the information to be furnished to the Company for use in the preparation of any such document shall be limited only to the information specifically referenced in the penultimate sentence of Section 7(b). Such indemnity shall remain in full force and effect regardless of any investigation made by such indemnified person and shall survive the Transfer of any Shares by any such indemnified person. The indemnity in this Section 7(a) shall not apply to Losses incurred by a person other than in his or her capacity as a selling security holder. In connection with an underwritten offering or registered exchange offer, the Company will indemnify the underwriters or dealer managers thereof, their officers and directors and each person who controls such underwriters or dealer managers (within the meaning of the Securities Act or the Exchange Act) to the same extent as provided above with respect to the indemnification of each Sphere Entertainment Party.

(b)    Indemnification by Sphere Entertainment Parties. In connection with any registration statement contemplated hereby, each Sphere Entertainment Party participating in any offer or sale pursuant to such registration statement will furnish to the Company in writing such information with respect to such Sphere Entertainment Party as the Company reasonably requests for use in connection with any such registration statement, prospectus, preliminary prospectus, summary prospectus or amendment or supplement thereto and agrees to indemnify and hold harmless, severally, and not jointly, to the fullest extent permitted by law, the Company, its directors, officers, employees, agents and affiliates and the directors, officers, partners, employees and agents of each such affiliate and each person who controls the Company (within the meaning of the Securities Act or the Exchange Act) against any Losses insofar as such Losses arise out of or are based upon (i) an untrue or alleged untrue statement of a material fact contained in any such registration statement, prospectus, preliminary prospectus, summary prospectus or amendment or supplement thereto or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading, to the extent that such untrue statement or omission is contained in or omitted from any information with respect to such Sphere Entertainment Party so furnished in writing by such Sphere Entertainment Party expressly for use in the preparation of such registration statement, prospectus, preliminary prospectus, summary prospectus or amendment or supplement thereto, as the case may be, or (ii) any violation by such Sphere Entertainment Party of any federal, state or common law rule or regulation applicable to such Sphere Entertainment Party in connection with such registration. It is understood that the information to be furnished by a Sphere Entertainment Party to the Company for use in the preparation of any such document shall be limited only to information regarding such Sphere Entertainment Party, the ownership of such Sphere Entertainment Party’s Common Equity Securities, such Sphere Entertainment Party’s intended method or methods of distribution and any other information required by law. The liability of a Sphere Entertainment Party under this Section 7(b) shall not exceed the amount of net proceeds (including the value of any securities received in an exchange offer) received by such Sphere Entertainment Party (net of underwriting discounts or dealer manager fees borne by such Sphere Entertainment Party) from the sale or other disposition of the Shares in the offering that is the subject of an indemnity claim under this Section 7(b).

(c)    Conduct of Indemnification Proceedings. Any person entitled to indemnification hereunder agrees to give prompt written notice to the indemnifying party after the receipt by such person of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which such person will claim indemnification or contribution pursuant to this Agreement, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnified party of its obligations under this Section 7, except to the extent that the indemnifying party is materially prejudiced by such failure to give notice. Unless in the reasonable judgment of such indemnified party, a conflict of interest may exist between such indemnified party and the indemnifying party with respect to such claim, the indemnified party shall permit the indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to such indemnified party. If the indemnifying party is not entitled to, or elects not to, assume the defense of a claim, it will not be obligated to pay the fees and expenses of more than one counsel with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels. No indemnifying party will be subject to any liability for any settlement made without its consent. No indemnifying party, in the defense of any such claim or litigation shall, except with the consent of the applicable indemnified party, which consent shall not be unreasonably withheld, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.

(d)    Indemnification Payments. Any indemnification required to be made by an indemnifying party pursuant to this Section 7 shall be made by periodic payments to the indemnified party during the course of the action or proceeding, as and when bills are received by such indemnifying party with respect to indemnifiable Losses incurred by such indemnified party.

(e)    Contribution. If the indemnification provided for in this Section 7 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any Losses or is insufficient to hold harmless an indemnified party from all Losses covered thereby, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such Losses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or indemnified parties, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statements or omissions. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 7(c), any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7(e) were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

Notwithstanding anything else contained herein, (i) no party shall be liable for contribution under this Section 7(e) except to the extent and under such circumstances as such party would have been liable to indemnify under this Section 7 if such indemnification were enforceable under applicable law and (ii) no Sphere Entertainment

Party (or related indemnified party) shall be required to contribute any amount in excess of the amount by which the net proceeds (including the value of any securities received in an exchange offer) received by such Sphere Entertainment Party (net of underwriting discounts or dealer manager fees borne by such Sphere Entertainment Party) from the sale or other disposition of Shares in the offering that is the subject of the claim for contribution exceeds the amount of any damages which such Sphere Entertainment Party (or related indemnified party) would have been required to pay by reason of the indemnity under this Section 7 if such indemnification was enforceable under applicable law.

If indemnification is available under this Section 7, the indemnifying parties shall indemnify each indemnified party to the full extent provided in Sections 7(a) and (b) without regard to the relative fault of said indemnifying party or indemnified party or any other equitable consideration provided for in this Section 7(e).

8.    Participation in Underwritten Registrations. A Sphere Entertainment Party may not participate in any underwritten registration, exchange offer or pro-rata distribution hereunder or otherwise unless such Sphere Entertainment Party (a) agrees to sell the Shares on the basis provided in any underwriting arrangements, dealer manager arrangements or distribution arrangements with customary terms and conditions for a secondary offering approved by the Company or the persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements, dealer manager agreements and other documents reasonably required under the terms of such underwriting arrangements, the dealer manager arrangements or this Agreement, provided that none of the foregoing shall in any way limit the obligations of the Company under Section 7.

9.    Convertible or Exchange Registration.

(a)    If any Sphere Entertainment Holder who is a holder of the Shares offers any options, rights, warrants or other securities issued by it or any other person that are offered with, convertible into or exercisable or exchangeable for any Shares, the Shares underlying such options, rights, warrants or other securities shall be eligible for registration pursuant to Section 1 and Section 3 hereof.

10.    Reporting Requirements; Rule 144. Until the expiration or termination of this Agreement in accordance with its terms, the Company shall be and remain in compliance with the periodic filing requirements imposed under the Commission’s rules and regulations, including the Exchange Act, and any other applicable laws or rules, and shall timely file such information, documents and reports as the Commission may require or prescribe under Section 13 or 15(d) (whichever is applicable) of the Exchange Act. If the Company is not required to file such reports, it will, upon the request of any Sphere Entertainment Holder, make publicly available such necessary information for so long as necessary to permit sales pursuant to Rule 144 or Regulation S under the Securities Act, and it will take such further action as any Sphere Entertainment Holder may reasonably request, all to the extent required from time to time to enable such Sphere Entertainment Holder to sell the Shares without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 or Regulation S under the Securities Act, as such Rules may be amended from time to time, or (b) any rule or regulation hereafter adopted by the SEC. From and after the date hereof through the first anniversary of the date upon which no Sphere Entertainment Holder owns any Shares, the Company shall forthwith upon request furnish any Sphere Entertainment Holder (i) a written statement by the Company as to whether it has complied with such requirements and, if not, the specifics thereof, (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents filed by the Company with the Commission as such Sphere Entertainment Holder may reasonably request in availing itself of an exemption for the sale of Shares without registration under the Securities Act.

ARTICLE II

VOTING RESTRICTIONS

11.    Voting of the Class A Common Stock.

(a)    From the date of the Distribution until the date that the Initial Sphere Entertainment Holders cease to own any Shares, the Shareholder shall, and shall cause each Initial Sphere Entertainment Holder to (in each case, to the extent that they own any Shares), be present, in person or by proxy, at each and every shareholder meeting of the Company, and otherwise to cause all Shares owned by them to be counted as present for purposes of establishing a quorum at any such meeting, and to vote or consent on any matter (including waivers of contractual or statutory rights), or cause to be voted or consented on any such matter, all such Shares in proportion to the votes cast by the other holders of the Class A Common Stock on such matter.

(b)    From the date of the Distribution until the date that the Initial Sphere Entertainment Holders cease to own any Shares, the Shareholder hereby grants, and shall cause each Initial Sphere Entertainment Holder (in each case, to the extent that they own any Shares) to grant, an irrevocable proxy, which shall be deemed coupled with an interest sufficient in law to support an irrevocable proxy to the Company or its designees, to vote, with respect to any matter (including waivers of contractual or statutory rights), all Shares owned by them, in proportion to the votes cast by the other holders of the Class A Common Stock on such matter; provided that (i) such proxy shall automatically be revoked as to a particular Share upon any sale of such Share from an Initial Sphere Entertainment Holder to a person other than an Initial Sphere Entertainment Holder and (ii) nothing in this Section 11(b) shall limit or prohibit any such sale.

(c)    The Shareholder acknowledges and agrees (on behalf of itself and each Initial Sphere Entertainment Holder) that the Company will be irreparably damaged in the event any of the provisions of this Article II are not performed by the Shareholder in accordance with their terms or are otherwise breached. Accordingly, it is agreed that the Company shall be entitled to an injunction to prevent breaches of this Article II and to specific enforcement of the provisions of this Article II in any action instituted in any court of the United States or any state having subject matter jurisdiction over such action.

ARTICLE III

MISCELLANEOUS

12.    Miscellaneous.

(a)    No Inconsistent Agreements. The Company will not hereafter enter into any agreement with respect to its securities which is inconsistent with the rights granted to the Sphere Entertainment Parties in this Agreement.

(b)    Amendments. This Agreement may not be amended, modified or altered except by a writing duly signed by the party against which such amendment or modification is sought to be enforced.

(c)    Successors and Assigns.

(i)    This Agreement shall be binding upon and inure to the benefit of the Company, the Sphere Entertainment Parties and the respective successors and permitted assigns of the Company and the Sphere Entertainment Parties. The Company shall assign its rights and obligations hereunder to any entity that succeeds to all or substantially all of its assets, by merger or otherwise, including to any holding company that may be formed to be the parent of the Company, if such entity becomes the issuer of the securities then owned by the Sphere Entertainment Holders. Each Sphere Entertainment Holder may assign its rights and obligations hereunder to any other Sphere Entertainment Holder that succeeds to all or substantially all of its assets, by merger or otherwise, without the consent of the Company.

(ii) In connection with the sale of Shares, the Shareholder or another Sphere Entertainment Holder that has been transferred Shares pursuant to clause (A) below may assign its registration-related rights and obligations under this Agreement relating to such Shares (other than, in the case of clause (B) or (C) below, the voting provisions contained in Article II hereof) to the following transferees in such sale: (A) another Sphere Entertainment Holder to which the Shares are sold, (B) any other transferee to which the Shares are sold, if the Company provides prior written consent to the transfer of such registration-related rights and obligations along with the sale of the Shares or (C) any other transferee to which the Shares are sold, unless (I) such sale consists of Shares representing less than 5% of the Company’s then-issued and outstanding securities of the same class as the Shares or (II) such Shares are eligible for sale pursuant to an exemption from the registration and prospectus delivery requirements of the Securities Act under Section 4(a) thereof (including transactions pursuant to Rule 144); provided, (x) the Company is given written notice prior to or at the time of such sale stating the name and address of the transferee and identifying the securities with respect to which the registration-related rights and obligations are being sold and (y) the transferee executes a counterpart in the form attached hereto as Exhibit A and delivers the same to the Company (any such transferee in such sale, a “Transferee”). A Transferee that obtains Shares in compliance with the foregoing sentence shall be considered a Sphere Entertainment Holder for purposes of this Agreement upon satisfaction of the procedures set forth in the foregoing sentence.

(d)    Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

(e)    Headings. The headings in this Agreement are for reference purposes only and shall not constitute a part hereof.

(f)    Construction. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York without giving any effect to principles of conflicts of laws.

(g)    Notices. Any notice required or desired to be delivered hereunder shall be (i) in writing, (ii) delivered by personal delivery, sent by commercial delivery service or certified mail, return receipt requested, or by facsimile or electronic mail, (iii) deemed to have been given on the date of personal delivery, the date set forth in the records of the delivery service or return receipt, or in the case of facsimile or electronic mail, upon dispatch, and (iv) addressed as designated on Schedule 1 hereto (or to such other address as the party entitled to notice shall hereafter designate in accordance with the terms hereof), with copies as designated on Schedule 1 hereto.

(h)    Severability. If any provision of this Agreement or the application of any provision hereof to any person or circumstance is held invalid, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected unless the provision held invalid shall substantially impair the benefits of the remaining portions of this Agreement.

(i)    Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

(j)    Attorneys’ Fees. In any action or proceeding brought to enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorneys’ fees in addition to any other available remedy.

(k)    Effectiveness. This Agreement shall become effective on the date on which the Distribution is consummated, without any further action of any of the parties hereto.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first written above.

MSGE SPINCO, INC.
(to be renamed Madison Square Garden Entertainment Corp.)

By:	/s/ David F. Byrnes
	Name:	David F. Byrnes
	Title:	Executive Vice President and Chief Financial Officer

MADISON SQUARE GARDEN ENTERTAINMENT CORP.
(to be renamed Sphere Entertainment Co.)

By:	/s/ James L. Dolan
	Name:	James L. Dolan
	Title:	Executive Chairman and Chief Executive Officer

[Signature Page to Shareholder’s and Registration Rights Agreement]

ANNEX A

Definitions

“Class A Common Stock” has the meaning ascribed thereto in the Recitals.

“Class B Common Stock” has the meaning ascribed thereto in the Recitals.

“Commission” has the meaning ascribed thereto in Section 1(a) hereof.

“Common Equity Securities” means shares of any class of common stock, or any securities convertible into or exchangeable or exercisable for shares of any class of common stock of the Company.

“Company” has the meaning ascribed thereto in the Recitals.

“Creditor” means any financial institution approved by the Company, such approval not to be unreasonably withheld.

“Designated Registration” has the meaning ascribed thereto in Section 6 hereof.

“Distribution” has the meaning ascribed thereto in the Recitals.

“Dolan Children Trusts Registration Rights Agreement” means the Registration Rights Agreement, to be dated as of March 31, 2023, between the Company and the Charles F. Dolan Children Trusts, as the same may be amended, modified or amended and restated from time to time.

“Dolan Family Affiliates Registration Rights Agreement” means the Registration Rights Agreement, to be dated as of March 31, 2023, between the Company and the Dolan Family Affiliates (as defined therein), as the same may be amended, modified or amended and restated from time to time.

“Dolan Registration Rights Agreements” has the meaning ascribed thereto in Section 2 hereof.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Inspectors” has the meaning ascribed thereto in Section 5(g) hereof.

“Losses” has the meaning ascribed thereto in Section 7(a) hereof.

“Market Price” has the meaning ascribed thereto in Section 1(d) hereof.

A-1

“Materiality Notice” has the meaning ascribed thereto in Section 1(c) hereof.

“Sphere Entertainment Group” means MSGE and its subsidiaries.

“Sphere Entertainment Holders” has the meaning ascribed thereto in the Preamble hereof.

“Sphere Entertainment Parties” has the meaning ascribed thereto in the Preamble hereof.

“MSGE” means The Madison Square Garden Entertainment Corp. (to be renamed Sphere Entertainment Co.), a Delaware corporation.

“Offering Confidential Information” means, with respect to a piggyback registration, (i) the Company’s plan to file the relevant registration statement and engage in the offering so registered, (ii) any information regarding the offering being registered (including the potential timing, price, number of shares, underwriters or other counterparties, selling stockholders or plan of distribution) and (iii) any other information (including information contained in draft supplements or amendments to offering materials) provided to any Sphere Entertainment Party or Other Holder by the Company (or by third parties) in connection with a piggyback registration; provided, that Offering Confidential Information shall not include information that (x) was or becomes generally available to the public (including as a result of the filing of the relevant registration statement) other than as a result of a disclosure by any Sphere Entertainment Party or Other Holder, (y) was or becomes available to any Sphere Entertainment Party or Other Holder from a source not bound by any confidentiality agreement with the Company or (z) was otherwise in such Sphere Entertainment Party or Other Holder’s possession prior to it being furnished to such Sphere Entertainment Party or Other Holder by the Company or on the Company’s behalf.

“Other Holders” has the meaning ascribed thereto in Section 2 hereof.

“Qualifying Creditor” means a Creditor who has, at the written request of a Sphere Entertainment Holder, signed an instrument in form reasonably acceptable to the Company agreeing to be bound by the provisions of this Agreement.

“Records” has the meaning ascribed thereto in Section 5(g) hereof.

“Registered Class A” has the meaning ascribed thereto in Section 5(b).

A-2

“Registration Expenses” has the meaning ascribed thereto in Section 6 hereof.

“Rule 144 Threshold” means the product of (a) the maximum number of shares of Class A Common Stock of the Company that could be sold under Rule 144(e)(1) under the Securities Act (or any successor rule or regulation) and (b) the applicable Market Price provided for in this Agreement.

“Securities Act” means the Securities Act of 1933, as amended.

“Shares” means (i) shares of Class A Common Stock acquired by any Sphere Entertainment Holder in the Distribution, (ii) any shares of Class A Common Stock acquired by any Sphere Entertainment Holder as a result of any stock split, stock dividend or other recapitalization with respect to any shares of Class A Common Stock acquired by any Sphere Entertainment Holder in the Distribution or acquired as provided in this clause (ii), provided that the “Shares” excludes any security (i) the offering and sale of which has been effectively registered under the Securities Act and which has been sold in accordance with a registration statement or (ii) that has been sold pursuant to Rule 144 (or any successor provision) under the Securities Act.

“Suspension of Effectiveness” has the meaning ascribed thereto in Section 2(c) hereof.

“Suspension of Filing” has the meaning ascribed thereto in Section 1(c) hereof.

“Suspension of Offering” has the meaning ascribed thereto in Section 1(c) hereof.

“Trading Day” has the meaning ascribed thereto in Section 1(d) hereof.

“Transfer” means a sale, transfer or other disposition.

“Transferee” has the meaning ascribed thereto in Section 12(c) hereof.

A-3